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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported):            November 23, 1997


                                   MAPCO INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                          1-5254                      73-0705739
---------------                   ------------              -------------------
(State or other                   (Commission                (I.R.S. Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)



1800 South Baltimore Avenue,  Tulsa, Oklahoma                       74119
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  (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code               (918) 581-1800



                                 Not Applicable
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          (Former name or former address, if changed since last report)




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Item 5.           Other Events.

         MAPCO Inc. (the "Company") has entered into an Agreement and Plan of Merger, dated November 23, 1997, (the "Agreement") among The Williams Companies, Inc. ("Williams"), TML Acquisition Corp., a wholly-owned subsidiary of Williams, and MAPCO Inc. providing for Williams to acquire MAPCO in a non-taxable stock-for stock transaction. The Company and Williams have agreed to exchange a fixed ratio of .8325 of a current share of Williams common stock for each share of the Company's common stock. The companies intend to file a joint proxy statement with the Securities and Exchange Commission in the near future and shareholders for both companies will vote on the transaction at shareholder meetings expected to be held during the first quarter of 1998. The transaction, intending to be a "pooling of interests" for accounting purposes, is subject to review under federal antitrust laws, to the consent of the Company's joint venture partner in the Discovery Project and to certain other conditions.

     In connection with the execution of the Agreement, the Company amended its Rights Agreement with Harris Trust of New York, a New York trust company, dated May 29, 1996, to provide that neither Williams nor any subsidiary thereof, shall be deemed an Acquiring Person as a result of the execution, delivery and performance under or consummation of the transactions contemplated by the Agreement.

Item 7.           Financial Statements and Exhibits.

         The Company files the following exhibits as part of this Report:

         Exhibit 2. Agreement and Plan of Merger among The Williams Companies, Inc., TML Acquisition Corp., and MAPCO Inc., dated November 23, 1997.

         Exhibit 4.        Amendment No. 1 to Rights Agreement.

         Exhibit 99. Copy of the Company's press release dated November 24, 1997, publicly announcing the actions reported herein.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    MAPCO INC.



                                        By: /s/ James N. Cundiff
                                            -----------------------------------
                                        Name: James N. Cundiff
                                        Title: General Counsel - New Ventures
                                               and Corporate Services and
                                               Assistant Corporate Secretary


Date:  November 26, 1997

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                               INDEX TO EXHIBITS

         EXHIBIT
         NUMBER            DESCRIPTION
         ------            -----------

         Exhibit 2. Agreement and Plan of Merger among The Williams Companies, Inc., TML Acquisition Corp., and MAPCO Inc., dated November 23, 1997.

         Exhibit 4.        Amendment No. 1 to Rights Agreement.

         Exhibit 99. Copy of the Company's press release dated November 24, 1997, publicly announcing the actions reported herein.